SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 October 25, 2000

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                          333-52351-02                 88-0360305
                                  333-52351-03                 23-2723382
                                  333-52351-04


c/o ADVANTA Mortgage Corp., USA
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the September, 2000 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                 Exhibit No.                    Exhibit

                             1. Monthly Report for the September 2000 Monthly
                                Period relating to the Mortgage Backed Notes
                                Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan
                                Trust 1998-4A, 1998-4B, 1998-4C.


                                                EXHIBIT INDEX

Exhibit

       1.        Monthly Report for the September 2000 Monthly
                 Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:              ADVANTA Mortgage Corp., USA




BY:              /s/ H. John Berens
                 H. John Berens
                 Senior Vice President
                 Advanta Mortgage



 October 31, 2000

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4A

                            Statement to Certificateholders

                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
A                    650,000,000      469,696,82       2,865,88        7,025,1       9,891,071.28
A Certificate                                                                                         -

Totals               650,000,000      469,696,82       2,865,88        7,025,1       9,891,071.28

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
A                                                  462,671,640.      7.321880%     7.320000%
A Certificate                                                              NA            NA

Totals                                             462,671,640.94

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
A                   00755WGC4         722.610501       4.409056      10.807977     15.217033    711.802524
A Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust A          Principal Balan  15,625,717.05   3,474,828.95   1,582,548.14 10,922,148.82  4,112,568.60
                 % of Pool Balan        3.20582%       0.71291%       0.32468%      2.24082%      0.84375%
                 Number of Loans             275             60             35           187            70
                 % of Loans             3.54473%       0.77340%       0.45115%      2.41042%      0.90229%

                                Loans
                                in
                                Foreclosure
Trust A          Principal Balan        17,222,810.41
                 % of Pool Balan        3.53348%
                 Number of Loans             293
                 % of Loans             3.77675%

General Mortgage Loan Information:
                                                                                               Trust A
Beginning Aggregate Mortgage Loan Balance                                                   494,410,927.70
Prefunding                                                                                           0.00
Principal Reduction                                                                          6,993,066.96
Ending Aggregate Mortgage Loan Balance                                                      487,417,860.74

Beginning Aggregate Mortgage Loan Count                                                               7864
Ending Aggregate Mortgage Loan Count                                                                  7758

Current Weighted Average Coupon Rate                                                             9.532327%
Next Weighted Average Coupon Rate                                                                9.527388%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust A
Scheduled Principal                                                                            655,474.72
Curtailments                                                                                    96,594.03
Prepayments                                                                                  5,330,425.57
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           910,572.64
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          556,585.56

Total Principal Reduction                                                                         7,549,652.52

Servicer Information:
                                                                                               Trust A
Accrued Servicing Fee for the Current Period                                                         206,004.55
Less: Amounts to Cover Interest Shortfalls                                                       4,700.87
Less: Delinquent Service Fees                                                                          62,307.97
Collected Servicing Fees for Current Period:                                                         138,995.71

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                 1,185,389.42

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class A                  5,330,4          1,007,       6,436,48                                                    -
                                                                                                                   -

Total                    5,330,4          1,007,       6,436,48                                                    -


                  Applied
                  Realized Loss
                  Amount
Class A                                   -
                                          -

Total                                     -

                                                     Prior                                     Current
                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust A                NO             0.00       24,714,101.98     588,703.38          0.00 24,746,219.80


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust A            24,746,219.80            0.00









Trust A Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                           0.035573
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       5,130,826.15
Cumulative Number of Mortgage loans repurchased to date                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                   220,764.35
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                    48,322.41


TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                            2,679,708.11

Principal Collected:                                                   6,082,494.32

Insurance Proceeds Received:                                                            -

Net Liquidation Proceeds:                                                 353,987.08

Delinquency Advances on Mortgage Interest:                             1,185,389.42

Delinquency Advances on Mortgage Principal                                NA

Repurchase and Substitution Amounts:                                                    -

Trust Termination Proceeds:                                                             -

Investment Earnings on Note Account:                                        10,684.80

Capitalized Interest Requirement:                                                       -

Capitalized Interest Fund Earnings                                       0.00

Capitalized Interest Account                                             0.00

Investment Earnings on Pre-Funding Account                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHo                         -

Sum of the Above Amounts:                                                          10,312,263.73

LESS:

Servicing Fees (including PPIS):                                          143,696.58

Non Recoverable Advance                                                       3,479.40

Indenture Trustee Fees:                                                       2,884.06

Owner Trustee Fees:                                                     277.78

Insurance Premiums:                                                         50,883.82

Reimbursement of Delinquency Advances/Servicing Advances                  220,764.35

Total Reductions to Available Funds Amount:                                             421,985.99

Total Available Funds:                                                                            9,890,277.74

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4B

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
B                    350,000,000      254,320,42       1,551,75        4,286,4       5,838,158.12
B Certificate                                                                                         -

Totals               350,000,000      254,320,42       1,551,75        4,286,4       5,838,158.12

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
B                                                  250,034,024.      7.321880%     7.320000%
B Certificate                                                              NA            NA

Totals                                             250,034,024.89

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
B                   00755WGD2         726.629799       4.433580      12.246872     16.680452    714.382927
B Certificate                           0.000000       0.000000       0.000000      0.000000      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust B          Principal Balan   7,426,712.87   2,003,458.83   1,267,769.57  6,104,563.81  3,030,964.21
                 % of Pool Balan        2.82000%       0.76073%       0.48138%      2.31796%      1.15089%
                 Number of Loans             138             24             15           103            49
                 % of Loans             3.92603%       0.68279%       0.42674%      2.93030%      1.39403%

                                Loans
                                in
                                Foreclosure
Trust B          Principal Balan  11,102,796.27
                 % of Pool Balan        4.21584%
                 Number of Loans             183
                 % of Loans             5.20626%

General Mortgage Loan Information:
                                                                                               Trust B
Beginning Aggregate Mortgage Loan Balance                                                   267,645,303.05
Subsequent Mortgage Loans Added This Period                                                          0.00
Principal Reduction                                                                          4,286,405.06
Ending Aggregate Mortgage Loan Balance                                                      263,358,897.99

Beginning Aggregate Mortgage Loan Count                                                                       3,564
Ending Aggregate Mortgage Loan Count                                                                          3,515

Current Weighted Average Coupon Rate                                                             9.530598%
Next Weighted Average Coupon Rate                                                                9.523112%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust B
Scheduled Principal                                                                            319,933.26
Curtailments                                                                                   152,470.88
Prepayments                                                                                  2,996,469.17
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           817,531.75
Other Principal                                                                                      0.00

Less: Realized Losses                                                                          351,897.19

Total Principal Reduction                                                                         4,638,302.25

Servicer Information:
                                                                                               Trust B
Accrued Servicing Fee for the Current Period                                                         111,518.88
Less: Amounts to Cover Interest Shortfalls                                                       1,573.01
Less: Delinquent Service Fees                                                                          32,518.74
Collected Servicing Fees for Current Period:                                                           77,427.13

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    624,290.67

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class B                  2,996,4             970       3,934,50                                                    -
                                          -                                                                        -

Total                    2,996,4             970       3,934,50                                                    -


                  Unpaid
                  Realized Loss
                  Amount
Class B                                   -
                                          -

                      Has a        Remaining         Over-       Accelerated      Extra          Over
                  Trigger Event    Pre-Funded     Collateral      Principal     Principal     Collateral
                    Occurred         Amount         Amount       Distributed   Distributed      Amount
Trust B                NO             0.00       13,324,873.10     351,897.19          0.00 13,324,873.10


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust B            13,324,873.10            0.00









Trust B Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.05
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                      3,634,915.98
Cumulative Number of Mortgage loans repurchased to date                                                  8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                    86,634.08
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                 0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                           37,916.51


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                           1,468,873.66

                 Principal Collected:                                  3,468,873.31

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                465,634.56

                 Delinquency Advances on Mortgage Interest:               624,290.67

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         6,165.60

                 Capitalized Interest Requirement:                       0.00

                 Capitalized Interest Account  Earnings                  0.00

                 Capitalized Interest Account                            0.00

                 Reversal of Realized Loss Amount                                       -

                 Unreimbursed Delq/Servicing Advances Paid Back           0.00

                 Sum of the Above Amounts:                                           6,033,837.80

LESS:

                 Servicing Fees (including PPIS):                           79,000.14

                 Non-Recoverable Advance                                         655.04

                 Indenture Trustee Fees:                                      1,561.26

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                        27,551.38

                 Reimbursement of Delinquency Advances/Servicin             86,634.08

                 Total Reductions to Available Funds Amount:                            195,679.68

                 Total Available Funds:                                                           5,838,158.12

                                                EXHIBIT 1


                 ADVANTA Mortgage Loan Trust 1998-4C

                            Statement to Certificateholders
                 Original       Prior
                 Face           Principal
Class            Value          Balance         Interest       Principal      Total
C                    100,000,000        64,143,4          383,3        1,664,0       2,047,445.88
C Certificate                                             118,5                         118,518.51

Totals               100,000,000        64,143,4          501,8        1,664,0       2,165,964.39

                                                Current        Pass-Through
                 Realized       Deferred        Principal      Rates
Class            Losses         Interest        Balance        Current        Next
C                                                    62,479,335      7.171880%     7.170000%
C Certificate                                                              NA            NA

Totals                                               62,479,335.60

                                Prior                                                       Current
                                Principal                                                   Principal
Class            CUSIP          Balance         Interest       Principal      Total         Balance
C                   00755WGE0         641.434240       3.833575      16.640884     20.474459    624.793356
C Certificate                           0.000000       0.182336       0.000000      0.182336      0.000000

Delinquent Loan Information:
                                                               90+ Days       Loans         Loans
                                30-59           60-89          excldg f/c,REO in            in
                                Days            Days           & Bkrptcy      Bankruptcy    REO
Trust C          Principal Balan   1,486,076.73     529,210.26     357,461.11  1,950,981.44  1,500,489.43
                 % of Pool Balan        2.20662%       0.78580%       0.53078%      2.89693%      2.22802%
                 Number of Loans              21              7              6            24            15
                 % of Loans             2.83784%       0.94595%       0.81081%      3.24324%      2.02703%

                                Loans
                                in
                                Foreclosure
Trust C          Principal Balan   3,680,143.79
                 % of Pool Balan        5.46450%
                 Number of Loans              45
                 % of Loans             6.08108%

General Mortgage Loan Information:
                                                                                               Trust C
Beginning Aggregate Mortgage Loan Balance                                                   69,010,509.23
Prefunding                                                                                            N/A
Principal Reduction                                                                          1,664,088.43
Ending Aggregate Mortgage Loan Balance                                                      67,346,420.80

Beginning Aggregate Mortgage Loan Count                                                                759
Ending Aggregate Mortgage Loan Count                                                                   740

Current Weighted Average Coupon Rate                                                             9.975939%
Next Weighted Average Coupon Rate                                                                9.950586%

Mortgage Loan Principal Reduction Information:
                                                                                               Trust C
Scheduled Principal                                                                             31,736.10
Curtailments                                                                                     9,351.96
Prepayments                                                                                  1,506,913.94
Repurchases                                                                                          0.00
Substitutions                                                                                        0.00
Liquidation Proceeds                                                                           116,086.43
Other Principal                                                                                      0.00

Less: Realized Losses                                                                           36,022.59

Total Principal Reduction                                                                         1,700,111.02

Servicer Information:
                                                                                               Trust C
Accrued Servicing Fee for the Current Period                                                           28,754.37
Less: Amounts to Cover Interest Shortfalls                                                           0.00
Less: Delinquent Service Fees                                                                            8,893.06
Collected Servicing Fees for Current Period:                                                           19,861.31

Advanced Principal                                                                                   N/A
Advanced Interest                                                                                    175,606.57

                                Other           Scheduled       Interest       Available     Available Funds
                 Prepayment     Unscheduled     Principal      Carry          Funds Cap     Cap Carry
                 Principal      Principal       Distribution   Forward        Current       Forward
Class            Distributed    Distributed     Amount         Amount         Amount        Amount
Class C                  1,506,9             125       1,628,06                                                    -
                                 .               .                                                                 -



                  Unpaid
                  Realized Loss
                  Amount
Class C                                   -
                                          -

                                                     Prior                                     Current
                      Has a                          Over-       Accelerated      Extra          Over
                  Trigger Event                   Collateral      Principal     Principal     Collateral
                    Occurred                        Amount       Distributed   Distributed      Amount
Trust C                NO                         4,867,085.20      36,022.59          0.00  4,867,085.20


                    Specified        Over-
                      Over-        Collateral
                   Collateral       Deficit
                     Amount          Amount
Trust C             4,867,085.20            0.00









Trust C Insured Payment                                                                               0.00
Pool Rolling six month delinquency rate                                                               0.06
Pool Cumulative Realized Losses - Average of 12 preceeding remittance periods                        0.00%
Pool Cumulative Realized Losses - Percentage of the original aggregate loan balance                  0.00%
Book Value of REO loans                                                                       1,556,686.67
Cumulative Number of Mortgage loans repurchased to date                                                  3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                       229.58
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                         0.00


TOTAL AVAILABLE FUNDS:
                 Current Interest Collected:                              389,204.20

                 Principal Collected:                                  1,548,002.00

                 Insurance Proceeds Received:                                           -

                 Net Liquidation Proceeds:                                  80,063.84

                 Delinquency Advances on Mortgage Interest:               175,606.57

                 Delinquency Advances on Mortgage Principal               NA

                 Repurchase and Substitution Amounts:                                   -

                 Trust Termination Proceeds:                                            -

                 Investment Earnings on Note Account:                         2,282.70


                 Sum of the Above Amounts:                                           2,195,159.31

LESS:

                 Servicing Fees (including PPIS):                           19,861.31

                 Non-Recoverable Advance                                         138.50

                 Indenture Trustee Fees:                                         402.56

                 Owner Trustee Fees:                                    277.78

                 Insurance Premiums:                                          8,285.19

                 Reimbursement of Delinquency Advances/Servicin                  229.58

                 Total Reductions to Available Funds Amount:                              29,194.92

                 Total Available Funds:                                                           2,165,964.39